SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ____)

Filed by the Registrant [X]

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[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

CAMINOSOFT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
VOTING SECURITIES
PROPOSAL 1. ELECTION OF DIRECTORS
PROPOSAL NO. 2 AMENDMENT TO 2000 STOCK OPTION PLAN
PROPOSAL NO. 3 SELECTION OF INDEPENDENT AUDITORS
MEETINGS; ATTENDANCE; COMMITTEES
AUDIT COMMITTEE REPORT
MANAGEMENT OF THE COMPANY
COMPENSATION OF EXECUTIVE OFFICERS
OPTION GRANTS IN 2002
OPTION EXERCISES AND FISCAL YEAR-END VALUES
EQUITY COMPENSATION PLAN INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
APPENDIX A

CAMINOSOFT CORP.
600 Hampshire Road, Suite 105
Westlake Village, California 91361

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Thursday, May 8, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CaminoSoft Corp. (the “Company”) will be held at the Hyatt Westlake Plaza, located at 880 S. Westlake Blvd, 5th Floor (Mediterranean Room), Westlake Village, California, 91361 on Thursday, May 8, 2003 at 3:00 p.m. P.D.T. for the following purposes, as more fully described in the attached Proxy Statement.

1.	To elect five members of the Board of Directors to serve until the next annual meeting of shareholders;

2.	To amend the Company’s 2000 Option Plan;

3.	To ratify the selection of BDO Seidman, LLP as independent auditors for the fiscal year ending September 30, 2003; and

4.	To consider such other matters and transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors is not currently aware of any other business to come before the Annual Meeting.

     The Board of Directors has fixed the close of business on March 31, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

     Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the meeting.

By Order of the Board of Directors

Stephen Crosson Secretary

March 31, 2003
Westlake Village, California

CAMINOSOFT CORP.
HYATT WESTLAKE PLAZA, 880 S. WESTLAKE BLVD. 5th Floor
WESTLAKE VILLAGE, CALIFORNIA 91361

ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

INTRODUCTION

     This Proxy Statement is furnished to the shareholders of CaminoSoft Corp., a California corporation (the “Company”), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 8, 2003 and any and all adjournments thereof (the “Annual Meeting”).

     Shareholders of the Company will consider and vote upon the following proposals: (i) to elect five directors of the Company until the next annual meeting of shareholders; (ii) to amend the Company’s 2000 option plan; (iii) to ratify the selection of BDO Seidman LLP as independent auditors for the fiscal year ending September 30, 2003; and (iv) to consider and transact such other business as may properly come before the Annual Meeting (collectively, the “Proposals”).

     A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted in accordance with the recommendations of the Board of Directors, including a vote in favor of the Proposals, unless a contrary instruction is indicated on the Proxy, in which case the Proxy shall be voted in accordance with such instructions. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted for the Proposals. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THE PROXY CONFERS DISCRETIONARY AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

     Any proxy given may be revoked at any time prior to the exercise thereof by filing with Stephen Crosson, Secretary of the Company, an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any shareholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if such shareholder so desires.

     It is contemplated that the solicitation of proxies will be made primarily by mail. Should it however appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, fax, internet, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the shares and will reimburse them for their expense in so doing. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about April 10, 2003.

VOTING SECURITIES

     Only holders of record of the Company’s voting securities at the close of business on March 31, 2003 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding the following securities, the holders of which are entitled to vote at the Annual Meeting: 9,879,371 shares of the Company’s Common Stock (“Common Stock”). Each share of Common Stock that was issued and outstanding on the Record Date is entitled to one vote at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes entitled to be cast by all shareholders will constitute a quorum for the transaction of business at the Annual Meeting.

     Shareholders may cumulate their votes with respect to the election of directors of the Company if one or more shareholders gives notice at the Annual Meeting, prior to voting, of an intention to cumulate votes for a nominated director. A shareholder may cumulate votes by casting for the election of one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or by distributing his votes on the same principal among as many candidates as he sees fit. If a proxy is marked “FOR” the election of directors, it may, at the discretion of the proxy holders, be voted cumulatively in the election of directors.

PROPOSAL 1. ELECTION OF DIRECTORS

     At the Annual Meeting, five directors, who will constitute the entire Board of Directors, are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify. All nominees have consented to being named herein and have agreed to serve if elected. The names of such nominees are as follows:

Robert Pearson Walter Kornbluh Norman Baker Steven Spector Robert Degan

     Management proxies will be voted FOR the election of all of the above named nominees unless the shareholders indicate that the proxy shall not be voted for all or any one of the nominees. If cumulative voting is utilized, the proxy holders intend to distribute the votes represented by each proxy, unless such authority is withheld, among the five nominees named, in such proportion as they see fit. Nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. If, for any reason, any nominee should, prior to the Annual Meeting, become unavailable for election as a

Director, an event not now anticipated, the proxies will be voted for such substitute nominee if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

PROPOSAL NO. 2
AMENDMENT TO 2000 STOCK OPTION PLAN

     The Board of Directors has proposed an amendment to the Company’s 2000 Stock Option Plan (the “Plan”) to increase from 2,100,000 to 3,500,000 the number of shares of common stock reserved for grant under the Plan (the “Stock Option Amendment”). The Plan was originally approved by the Board of Directors in December 1999 and by the shareholders in April 2000. The amendment will be effective upon approval of the Company’s shareholders. Currently, all options authorized under the Plan have been granted. In order to continue to attract and compensate qualified employees and consultants, the Board of Directors considers that an increase in the option pool is appropriate and necessary.

     The following summary describes the material features of the Plan. The summary is qualified in its entirety by reference to the Plan. A description of the Plan is attached as Appendix A. Additionally, copies of the Plan will be available at the Meeting and may also be obtained by making a written request to the Company.

Purpose

     The purpose of the Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers and key employees and consultants of the Company and its affiliates through the use of competitive long-term incentives which are tied to shareholder value. The Plan seeks to balance participants’ and shareholder interests by providing incentives to the participants in the form of stock options which offer rewards for achieving the long-term strategic and financial objectives of the Company.

Common Stock Available

     Subject to adjustment as described below, the maximum number of shares of Common Stock which as of the date hereof may be awarded under the Plan may not exceed an aggregate of 2,100,000 shares. As described above, the Board of Directors has approved an amendment to reserve an additional 1,400,000 shares of common stock for options granted under the Plan. The Plan provides for equitable adjustment of the number of shares subject to the Plan and the number of shares of each subsequent award of stock thereunder and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of the Company due to a stock split, stock dividend, recapitalization, merger or similar event.

Eligibility

     Persons who are eligible to receive stock options granted under the Plan are those individuals and entities as the Stock Option Committee or such other committee appointed by the Board of Directors to administer the Plan (the “Committee”) in its discretion determines should be awarded such incentives given the best interest of the Company.

Administration

     The authority to control and manage the operation and administration of the Plan is vested in the Committee appointed by the Board of Directors from time to time. Members of the Committee serve at the pleasure of the Board of Directors. The Board has appointed the Compensation Committee to act as the Committee. The Committee may from time to time determine which officers, directors and key employees and consultants of the Company and its affiliates may be granted options under the Plan, the terms thereof (including, without limitation, determining whether the option is an incentive stock option (“ISO”) and the times at which the option shall become exercisable), and the number of shares for which an option or options may be granted. If rights of the Company to repurchase stock are imposed, the Board of Directors or the Committee may, in its sole discretion, accelerate, in whole or in part, the time for lapsing of any rights of the Company to repurchase shares or forfeiture restrictions. The Board of Directors or the Committee has the sole authority, in its absolute discretion. to adopt, amend and rescind such rules and regulations, consistent with the provisions of the Plan, as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee are binding on all option holders under the Plan.

Grant and Exercise Of Options

     All ISOs will have option exercise prices per option share not less than the fair market value of a share on the date the option is granted, except in the case of ISOs granted to any person possessing more than 10% of the total combined voting power of all classes of stock in which case the price will be not less than 110% of such fair market value. The term of each option may not be more than 10 years, except that the term of each ISO issued to any person possessing more than 10% of the voting power of all classes of stock may not be more than five years.

     The vesting schedule for any option granted under the Plan will be determined by the Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee has the right to accelerate the exercisability of any option.

     Each ISO granted pursuant to the Plan is exercisable, during the optionee’s lifetime, only by the optionee or the optionee’s guardian or legal representative. Neither the option nor any right to purchase stock may be transferred, assigned or pledged other than by will under the laws of descent and distribution.

     Payment of the purchase price is by cash or check, or, at the discretion of the Committee, by delivery of a promissory note or such other consideration as the Committee deems appropriate.

     The Committee may, in its discretion, assist any option holder in the exercise of options granted under the Plan, including the satisfaction of any tax arising therefrom by (i) authorizing the extension of loans from the Company, (ii) permitting the option holder to pay the exercise price in installments, or (iii) authorizing a guaranty by the Company of a third party loan to the option holder.

Amendment and Termination

     The Board of Directors may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board of Directors may deem advisable. Unless terminated by the Board of Directors earlier, the Plan will terminate on December 8, 2009.

     As of March 1, 2003, 23 individuals had been granted options for the purchase of 2,200,000 shares.

Market Value Of Underlying Securities

     On March 1, 2003, the closing bid price for the Company’s Common Stock on the OTC Electronic Bulletin Board was $0.65.

Federal Income Tax Information

     Under the terms of the Plan, options may be granted as either ISOs under Section 422 of the Internal Revenue Code of 1986, as amended, (the “Code”) and the regulations thereunder or non-incentive stock options (“NSOs”). In general, an optionee does not recognize taxable income upon grant or exercise of an ISO and the Company is not entitled to any business expense deduction with respect thereto. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares is treated as an item of adjustment for purpose of calculating alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year before the date of exercise in the case of an optionee who is terminated due to disability).

     If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the option is treated as long-term capital gain or loss. If the optionee does not satisfy these ISO holding period requirements (a “Premature Disposition”), the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending on the holding period. If the optionee sells the shares prior to the satisfaction of the ISO holding period requirements, but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income is limited to the amount realized on the sale over the exercise price of the option. Upon a Premature Disposition, the Company and its subsidiaries are allowed a business expense deduction to the extent the optionee recognizes ordinary income.

     In general, an optionee to whom a NSO is granted recognizes no income at the time of the grant of the option. Upon exercise of a NSO, an optionee recognizes ordinary income and the Company is entitled to a deduction in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The Company’s deduction is conditioned upon its reporting the taxable income amount.

     The foregoing summary of the Plan is subject to the provisions of the Plan which is included as Appendix A to this Proxy Statement.

     The approval of the Stock Option Amendment requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote. Consequently, any shares not voted on the Stock Option Amendment (whether by abstention or broker non-votes) will have the same effect as votes against the Stock Option Amendment.

     The Board of Directors believes that it is in the best interests of the Company to have stock options available for grant to employees, officers, new executives and consultants who provide services to the Company. In view of the increase in the number of such persons, the Board recommends a vote “FOR” approval of the Stock Option Amendment.

PROPOSAL NO. 3
SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, acting on the recommendation of its Audit Committee, has selected the firm of BDO Seidman, LLP, which has served as independent auditors of the Company since 1998, to conduct an audit, in accordance with generally accepted auditing standards, of the Company’s financial statements for the fiscal year ending September 30, 2003 (the “Auditor Proposal”). A representative of that firm is expected to be present at the meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. This selection is being submitted for ratification at the meeting. If not ratified, the selection will be reconsidered by the Board, although the Board will not be required to select different independent auditors for the Company. Unless otherwise instructed on your signed proxy, it will be voted FOR ratification of the selection of BDO Seidman, LLP. The approval of the Auditor Proposal requires the affirmative note of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Any shares not voted on the Auditor Proposal (whether by abstention or broker non-votes) will have the same effect as votes against the Auditor Proposal.

AUDIT FEES

     The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended September 30, 2002 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the 2002 fiscal year were $52,200.00.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     BDO Seidman, LLP did not render any professional services to the Company for financial information systems design and implementation, as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X under the federal securities laws during the year ended September 30, 2002.

ALL OTHER FEES

     The aggregate fees billed by BDO Seidman, LLP for all other services rendered to the Company during the fiscal year ended September 30, 2002, other than audit services, were $4,628.00.

     The Board recommends a vote “FOR” the ratification of the selection of BDO Seidman, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2003.

MEETINGS; ATTENDANCE; COMMITTEES

     During the fiscal year ended September 30, 2002, the Board of Directors of the Company met ten times. No incumbent member who was a director during the past fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors

     The Board has an Audit Committee. The duties of the Audit Committee include (i) recommending to the Board the engagement of the independent auditors, (ii) reviewing the scope and results of the yearly audit by the independent auditors, (iii) reviewing the Company’s system of internal controls of procedures, and (iv) investigating when necessary matters relating to the audit functions. It reports to the Board concerning its activities. The current members of this Committee are Messrs. Baker, Spector and Degan.

     The Board also has a Compensation Committee. The Compensation Committee makes recommendations to the Board concerning compensation and other matters relating to employees. The Committee also grants options under, and administers, the Company’s Stock Option Plan. The current members of the Committee are Messrs. Degan, Baker and Spector.

AUDIT COMMITTEE REPORT

     Each member of the Audit Committee is an independent director as defined by the NASD Rules. The Committee has adopted a written charter, which has been approved by the Board of Directors, and which is set forth in Appendix A to this Proxy Statement. The Committee has reviewed and discussed the Company’s audited financial statements with management, who have primary responsibility for the financial statements. BDO Seidman, LLP, the Company’s independent auditors for the fiscal year ended September 30, 2002, are responsible for expressing an opinion on the conformity on the Company’s audited financial statements with generally accepted accounting principles. The Committee has discussed with BDO Seidman, LLP the matters that are required to be discussed by the Statement on Auditing Standards No. 61 (Communication With Audit Committees). BDO Seidman, LLP has provided to the Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Committee discussed with BDO Seidman, LLP that firm’s independence. The Committee also considered whether BDO Seidman, LLP’s provision of non-audit services to Company is compatible with BDO Seidman, LLP’s independence.

     Based on the considerations referred to above, this Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the fiscal year ended September 30, 2002.

     The foregoing report is provided by the following independent directors who constitute the Committee:

Dated: December 23, 2002	Norman Baker
Steven Spector
Robert Degan

MANAGEMENT OF THE COMPANY

     Set forth below is certain information with respect to the directors and executive officers of the Company.

     As of March 14, 2003, the directors and executive officers of the Company are as follows:

Name	Age	Position

Norman Baker	61	Director
Robert Pearson	67	Director
Steven Spector	56	Director
Robert Degan	64	Director
Walter Kornbluh	71	Chairman of the Board
Stephen Crosson	43	Chief Executive Officer

     Norman Baker. Mr. Baker a U.K. national, joined the Company in January 1994 as Managing Director of Interscience Computer Corporation-PLC. Mr. Baker was elected to the

Company’s board in March 1995. In 1998, Mr. Baker purchased Interscience PLC from the Company and continues to distribute high speed printing consumables throughout Europe.

     Robert Pearson. Mr. Pearson, who became a director in 1997, has been associated with Renaissance Capital Group, Inc. (“RCG”) since April 1994. RCG is the Investment Advisor or Investment Manager for the three largest shareholders of the Company. Presently, Mr. Pearson serves as a Senior Vice President and Director of Corporate Finance of RCG. He served as Executive Vice President of the Thomas Group from May 1990 to March 1994. For 25 years, Mr. Pearson held various senior management positions at Texas Instruments, including Vice President of Finance from October 1983 to June 1985. Mr. Pearson holds directorships in the following companies: Poore Brothers, which manufacture and distribute snack food products; Advanced Power Technology, Inc., a power semiconductor manufacturer; eOriginal, Inc., a privately owned developer of technology and software for creation of electronic contracts; Laserscope, Inc., a marketer and manufacturer of lasers for medial use; and Simtek Corporation, a fabless semiconductor company that designs and markets non-volatile static random access memories.

     Steven Spector. Mr. Spector became a director in February 2000. Since 1971, Mr. Spector has practiced finance, banking and corporate reorganization law, most recently as a partner in the Los Angeles Office of Jeffer, Mangels, Butler and Marmaro, LLP. In addition to practicing law, Mr. Spector is a partner in the investment group of LBS Investments, LLC, and a trustee of The Joseph B. Gould Charitable Foundation. Mr. Spector has lectured and taught extensively in his legal specialties of finance, banking and corporate reorganization.

     Robert Degan. Robert Degan became a director in January 2001. From 1989 to August 1996, Mr. Degan was President and Chief Executive Officer of Tylink Corporation, a private company, which designs, manufactures and markets digital access products. In August, 1996, Tylink Corporation was acquired by Sync Research a public company. From August 1996 to December 1996 Mr. Degan was Executive Vice President of Sync Research. From January, 1997 to November, 1998, Mr. Degan was Chairman, President and Chief Executive Officer of Summa Four, Inc., a public company, which was a leading provider of switching platforms. In November, 1998, Summa Four, Inc. was acquired by Cisco Systems, Inc. a public company, from November, 1998 through December, 1999 Mr. Degan was General Manager of the Enhanced Services and Migration business unit of Cisco Systems, Inc. and from January, 2000 to the present Mr. Degan has been a private investor.

     Walter Kornbluh. Mr. Kornbluh joined the Company in May 1997 and became a director in April 1998. Mr. Kornbluh is a licensed Certified Public Accountant in the States of California and New York. For the past 10 years he has been the President and majority owner of Workout Specialist Inc., a firm that specializes in assisting companies with financial problems. He spent 17 years as President of Marathon Office Supply, Inc., a public company whose stock was listed on the American Stock Exchange.

     Stephen Crosson. Mr. Crosson joined the Company in March 1985 and was manager of accounting and government contracts and logistics. In September 1989, Mr. Crosson became a financial analysis officer with First Interstate Banks Controller’s office. In March 1992, Mr. Crosson returned to the Company as Director of Operations. In April 1995, he became Vice

President of Operations. In January of 1997, Mr. Crosson became Corporate Secretary. In April 1998 he became Chief Operating Officer and Treasurer, and, in January 2003, Mr. Crosson became Chief Executive Officer.

DIRECTOR COMPENSATION

     Directors do not receive any annual compensation. Outside directors receive $1,000 each for each board meeting and $500 for each committee meeting attended and reimbursement for out-of-pocket expenses for attending meetings. Mr. Pearson has waived the meeting fees.

COMPLIANCE WITH SECTION 16(a)

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other equity securities of the Company, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. To the best of the Company’s knowledge (based solely upon a review of the Form 3, 4 and 5 filed), no officer, director or 10% beneficial shareholder failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company for its fiscal years ended September 30, 2002, 2001 and 2000 to its Chief Executive Officer and Chief Financial Officer (the “Named Executive Officers”). No other executive officer received compensation which exceeded $100,000 for the fiscal year ended September 30, 2002.

					Long Term
					Compensation
ANNUAL COMPENSATION (1)					Awards
					Securities
	FISCAL YEAR			ALL	Underlying
NAME AND	ENDED			OTHER	Options
PRINCIPAL POSITION	SEPTEMBER 30,	SALARY BONUS		COMPENSATION	SARs

Walter Kornbluh,	2002	$150,000	—	—	50,000
Chief Executive	2001	$150,000	—	—	180,000
Officer and Chairman of the Board	2000	$150,000	—	$90,000 (1)	362,000
Stephen Crosson,	2002	$133,125	—	—	50,000
Vice President, Secretary	2001	$120,000	—	—	120,000
and Treasurer	2000	$120,000	—	$60,000 (1)	228,000

(1)	Dollar value for 45,000 shares of common stock issued to Mr. Kornbluh and

30,000 shares of common stock issued to Mr. Crosson, as part of the March 2000 private placement.

OPTION GRANTS IN 2002

     The following table sets forth certain information regarding option grants to the Named Executive Officers during the fiscal year ended September 30, 2002.

	Number of	Percentage of
	Securities	Total Options	Average
	Underlying	Granted to	Exercise
	Options	Employees	Price	Expiration
NAME	Granted (1)	In 2002	Per Share	Date

Walter Kornbluh	50,000	11.95%	$0.95	12/08/2009
Stephen Crosson	50,000	11.95%	$0.95	12/08/2009

(1)	Options were granted under the year 2000 Employee Stock Option Plan.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

			Number of Securities		Value of
			Underlying Unexercised		Unexercised in the Money
	Shares		Options at Year-End		Options at Year-End
	Acquired	Value
Name	On Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Walter Kornbluh	—	—	92,000	—	$82,800	—
Stephen Crosson	—	—	48,000	—	$43,200	—

     There were no options exercised by the named executive officers during fiscal year 2002.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information regarding the Company’s 2000 Stock Option Plan. All information set forth below is as of September 30, 2002, pursuant to applicable regulations.

		Weighted-Average	Number of Securities Remaining
		Exercise Price of	Available for Future Issuance
	Number of Securities to	Outstanding	Under Equity Compensation Plans
	Be Issued Upon Exercise	Options, Warrants	(excluding securities reflected in
	Of Outstanding Options, (a)	And Rights, (b)	Column (a))

Equity compensation plans approved by security holders	2,005,000	$2.16	95,000

		Weighted-Average	Number of Securities Remaining
		Exercise Price of	Available for Future Issuance
	Number of Securities to	Outstanding	Under Equity Compensation Plans
	Be Issued Upon Exercise	Options, Warrants	(excluding securities reflected in
	Of Outstanding Options, (a)	And Rights, (b)	Column (a))

Equity compensation plans not approved by security holders	—	—	—

TOTAL	2,005,000	$2.16	95,000

Shareholder Approved Plans:

The 2000 Stock Option Plan

     The Company’s shareholders approved the 2000 Stock Option Plan (“2000 Plan”) in April, 2000. A description of the 2000 Stock Option Plan (as proposed to be amended by adding an additional 1,400,000 shares) is located on Appendix A and is incorporated herein by reference. Currently, this plan authorizes the grant of options to purchase up to 2,100,000 shares of Common Stock, of which options to purchase 2,005,000 shares were outstanding and 95,000 available for future issuance as of September 30, 2002. Proposal 2 contained in this Proxy Statement provides for an additional 1,400,000 shares to be added to the 2000 Plan.

Non-Shareholder-Approved Plans.

     There are no plans which have not been approved by the shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

     The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of March 1, 2003 by (I) each person who is known by the Company to own beneficially more than 5% of the Company’s outstanding Common Stock; (ii) each of the Company’s directors; (iii) the named Executive Officers; and (iv) executive officers and directors of the Company as a group:

	COMMON STOCK (1)

	NUMBER OF		PERCENTAGE OF
NAME AND ADDRESS (2)	SHARES		OUTSTANDING (3)

Frank J. LaChapelle(4)	635,000		6.43
Robert Pearson	—	(5)	—
Robert Degan	162,000	(6)	—
Norman Baker	187,500	(7)	—
Steven Spector	249,900	(8)	—

	COMMON STOCK (1)

	NUMBER OF		PERCENTAGE OF
NAME AND ADDRESS (2)	SHARES		OUTSTANDING (3)

Walter Kornbluh	1,247,840	(9)	11.39
Stephen Crosson	880,560	(10)	8.28
Renaissance Capital Growth & Income Fund III, Inc (the “Fund”)	3,011,633	(11)	28.86
8080 N. Central Expressway
Suite 210
Dallas, Texas 75206
Renaissance US Growth & Income Trust PLC (“Renaissance US”)	1,576,667	(12)	15.96
8080 N. Central Expressway
Suite 210
Dallas, Texas 75206
BFS US Special Opportunities	1,473,547	(13)	14.06
Trust PLC (“BFS US”)
8080 N. Central Expressway
Suite 210
Dallas, Texas 75206
All executive officers and directors as a group (6 persons)	2,727,800		22.38

(1)	As used herein, the term beneficial ownership is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power and/or sole or shared investment power subject to community property laws where applicable.

(2)	Except as indicated, the address of each person is c/o the Company at 600 Hampshire Road, #105, Westlake Village, California 91361.

(3)	Based on 9,879,371 shares of Common Stock outstanding, as of March 1, 2003.

(4)	All shares are held in the LaChapelle Family Trust with respect to which Mr. LaChapelle exercises voting and investment power.

(5)	Does not include any shares owned by the Renaissance funds described in the table. Mr. Pearson is an executive officer of Renaissance Capital Group, Inc. (“RCG”)

(6)	Includes options from the Company to purchase 65,000 shares at $3.63 per share, options from the Company to purchase 50,000 shares at $.95 per share and options from the Company to purchase 35,000 shares at $.61 per share.

(7)	Includes options from the Company to purchase 65,000 shares at $3.63 per share, options from the Company to purchase 50,000 shares at $.95 per share and options from the Company to purchase 35,000 shares at $.61 per share.

(8)	Includes four options from the Company to purchase 65,000 shares at $3.63 per share, options from the Company to purchase 50,000 shares at $.95 per share, options from the Company to purchase 35,000 shares at $.61 per share and a warrant from the Company to purchase 30,000 shares at $1.55 for legal services rendered.

(9)	Includes options to purchase 300,000 shares from RCG at $2.00 per share, options to purchase 82,200 shares from LaJolla Cove Investors at $1.80 per share, options to purchase 92,000 shares from the Company at $.56 per share, options to purchase180,000 shares from the Company at $3.87 per share, options to purchase 90,000 shares from the Company at $5.00 per share, options to purchase 180,000 shares from the Company at $1.55 per share, options to purchase 50,000 shares from the Company at $.95 per share and options to purchase 100,000 shares from the Company at $.61 per share.

(10)	Includes options to purchase 200,000 shares from RCG at $2.00 per share, options to purchase 54,800 shares from LaJolla Cove Investors at $1.80 per share, options to purchase 48,000 shares from the Company at $.56 per share, options to purchase 120,000 shares from the Company at $3.87 per share, options to purchase 60,000 shares from the Company at $5.00 per share, options to purchase 120,000 shares from the Company at $1.55 per share, options to purchase 50,000 shares from the Company at $.95 per share and options to purchase 100,000 shares from the Company at $.61 per share.

(11)	According to a Schedule 13D, dated January 15, 2003, RCG is the investment advisor of (the “Fund”). The Common Shares deemed to be beneficially owned by the Fund are comprised of 2,458,333 shares of the Company’s Common Stock and 500,000 shares of Common Stock issuable upon exercise of a warrant at $1.00 per share expiring August 31, 2003, and 53,700 shares of Common Stock issuable upon exercise of options at $3.63 per share, expiring September 28, 2004.

(12)	According to a schedule 13D dated January 15, 2003, RCG is the Investment Manager of Renaissance US. The amount shown consists entirely of Common Stock.

(13)	According to a schedule 13D dated January 15, 2003, RCG is the Investment Advisor for BFS US. The Common Shares deemed to be beneficially owned by BFS US are comprised of 881,900 shares of Common Stock and 591,647 shares of Common Stock issuable upon conversion of a $494,000 6% Convertible Debenture. On November 27, 2002, BFS US entered into a $1,000,000 6% Convertible Debenture Agreement with the Company (the “BFS US Debenture”). Although the entire amount of the BFS US Debenture is potentially $1,000,000, it is anticipated that the Company will “draw down” the loan amounts as needed. The conversion price is set at $1.00 unless, however, the five (5)-day average closing price for the Company’s Common Stock immediately prior to a disbursement is below $1.00, in which case, such five (5)-day average shall become the Conversion Price. On December 18, 2002, BFS US made the first disbursement pursuant to the BFS US Debenture. This disbursement was in the amount of $127,000 and is convertible into 157,568 Common Shares at a rate of $0.806 per share. On January 15, 2003, BFS US made the second disbursement pursuant to the BFS US Debenture in the amount of $197,000, convertible into 218,889 shares of Common Shares at a rate of $0.90 per share. On February 18, 2003, BFS US made the third disbursement pursuant to the BFS US Debenture in the amount of $170,000, convertible into 215,190 shares of Common Shares at a rate of $0.79 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal 2002, the Company issued a three year warrant to Mr. Steven Spector (director), to purchase 30,000 shares at $1.55 per share for legal services provided to the Company by Mr. Spector.

     On November 27, 2002, BFS US entered into a $1,000,000 6% Convertible Debenture Agreement with the Company (the “BFS US Debenture”). Although the entire amount of the BFS US Debenture is potentially $1,000,000, it is anticipated that the Company will “draw down” the loan amounts as needed. The BFS US Debenture matures on November 27, 2005, at which time the unpaid Principal Amount, and all accrued and unpaid interest and other charges, fees, and payments then due under will be due and payable. The conversion price is set at $1.00 unless, however, the five (5)-day average closing price for the Company’s Common Stock immediately prior to a disbursement is below $1.00, in which case, such five (5)-day average shall become the Conversion Price.

SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders are advised that any shareholder proposal, including nominations to the Board of Directors, intended for consideration at the 2004 Annual Meeting must be received by the Company no later than November 8, 2003 to be included in the proxy materials for the 2003 Annual Meeting. It is recommended that shareholders submitting proposals direct them to Stephen Crosson, Secretary of the Company, and utilize certified mail, return receipt requested in order to ensure timely delivery.

ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report to Shareholders for the fiscal year ended September 30, 2002 is being mailed to the shareholders concurrently herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be part of the proxy solicitation materials.

OTHER MATTERS

     The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

APPENDIX A

CAMINOSOFT CORP.

2000 STOCK OPTION PLAN

1.	ESTABLISHMENT, PURPOSE AND DEFINITIONS.

(a)	The 2000 Stock Option Plan (the “Plan”) of CaminoSoft Corp, a California corporation (the “Company”), is hereby adopted. The Plan shall provide for the issuance of incentive stock options (“ISOs”) and non-qualified stock options (“NSOs”) to purchase the stock of the Company.

(b)	The purpose of this Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers and key employees and consultants of the Company and its Affiliates (the “Participants”) through the use of competitive long-term incentives which are tied to shareholder value. The Plan seeks to balance Participants’ and shareholder interests by providing incentives to the Participants in the form of stock options which offer rewards for achieving the long-term strategic and financial objectives of the Company.

(c)	The Plan is intended to provide a means whereby Participants may be given an opportunity to purchase shares of Stock of the Company pursuant to (i) options which may qualify as ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or (ii) NSOs which may not so qualify.

(d)	The term “Affiliates” as used in this Plan means, in the case of an ISO, parent or subsidiary corporations, as defined in Section 424(e) and (f) of the Code (but substituting “the Company” for “employer corporation”), including parents or subsidiaries which become such after adoption of the Plan, and in all other cases, any entity which is controlled by or which controls the Company.

2.	ADMINISTRATION OF THE PLAN

(a)	The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Board”) or such other committee appointed by the Board to administer the Plan (the “Committee”) or in the absence of a Committee, by the Board acting in such capacity.

(b)	The Committee may from time to time determine which Participants (each an “option holder”) shall be granted options under the Plan, the terms thereof (including without limitation determining whether the option is an ISO and the times at which the options shall become exercisable), and the number of shares of Common Stock for which an option or options may be granted.

(c)	If rights of the Company to repurchase Stock are imposed, the Board or the Committee may, in its sole discretion, accelerate, in whole or in part, the time for lapsing of any rights of the Company to repurchase shares of such Stock or forfeiture restrictions.

(d)	If rights of the Company to repurchase Stock are imposed, the certificates evidencing such shares of Stock awarded hereunder although issued in the name of the option holder concerned, shall be held by the Company or a third party designated by the Committee in escrow subject to delivery to the option holder or to the Company at such times and in such amounts as shall be directed by the Board under the terms of this Plan. Share certificates representing Stock which is subject to repurchase rights shall have imprinted or typed thereon a legend or legends summarizing or referring to the repurchase rights.

(e)	The Board or the Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations, consistent with the provisions of the Plan, as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all option holders under the Plan.

3.	STOCK SUBJECT TO THE PLAN.

(a)	“Stock” shall mean the Common Stock of the Company or such stock as may be changed as contemplated by Section 3(c) below. Stock shall include shares drawn from either the Company’s authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including without limitation shares repurchased by the Company in the open market.

(b)	Options may be granted under the Plan from time to time to eligible persons to purchase an aggregate of up to 1,400,000 shares of Stock. Stock options awarded pursuant to the Plan which are forfeited, terminated, surrendered or cancelled for any reason prior to exercise shall again become available for grants under the Plan (including any option cancelled in accordance with the cancellation regrant provisions of Section 6(f) herein).

(c)	If there shall be any change in the Stock subject to the Plan, including Stock subject to any option granted hereunder, through merger, consolidation, recapitalization, reorganization, reincorporation, stock split, reverse stock split, stock dividend, combination or reclassification of the Company’s Stock or other similar events, an appropriate adjustment shall be made by the Committee in the number of shares and/or the option price with respect to any unexercised shares of Stock. Consistent with the foregoing, in the event that the outstanding Stock is changed into another class or series of capital stock of the Company, outstanding options to purchase Stock granted under the Plan shall become options to purchase such other class or series and the provisions of this Section 3(c) shall apply to such new class or series.

(d)	The Company may grant options under the Plan in substitution for options held by employees of another company who become employees of the Company as a result of merger or consolidation. The Company may direct that substitute options be granted on such terms and conditions as deemed appropriate by the Board or the Committee.

(e)	The aggregate number of shares of Stock approved by the Plan may not be exceeded without amending the Plan and obtaining shareholder approval within twelve months of such amendment.

4.	ELIGIBILITY.

(a)	Persons who shall be eligible to receive stock options granted under the Plan shall be those Participants referred to in Section 1(b) above; provided, however, that (i) ISOs may only be granted to employees of the Company and its Affiliates and (ii) any person holding capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate shall not be eligible to receive ISOs unless the exercise price per share of Stock is at least 110% of the fair market value of the Stock on the date the option is granted.

5.	EXERCISE PRICE FOR OPTIONS GRANTED UNDER THE PLAN.

(a)	All ISOs will have option exercise prices per option share equal to the fair market value of a share of the Stock on the date the option is granted, except that in the case of ISOs granted to any person possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate the price shall be not less than 110% of such fair market value. The option exercise prices per option for NSO’s shall be as determined by the Committee. The price of ISOs or NSOs granted under the Plan shall be subject to adjustment to the extent provided in Section 3(c) above.

(b)	The fair market value on the date of grant shall be determined based upon the closing price on an exchange on that day or, if the

Stock is not listed on an exchange, on the average of the closing bid and asked prices in the Over the Counter Market on that day.

6.	TERMS AND CONDITIONS OF OPTIONS.

(a)	Each option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the “Option Agreement”) executed by the Company and the person to whom such option is granted. The Option Agreement shall designate whether the option is an ISO or an NSO.

(b)	The term of each ISO and NSO shall be no more than 10 years, except that the term of each ISO issued to any person possessing more than 10% of the voting power of all classes of stock of the Company or any Affiliate shall be no more than 5 years.

(c)	In the case of ISOs, the aggregate fair market value (determined as of the time such option is granted) of the Stock to which ISOs are exercisable for the first time by any individual during any calendar year (under this Plan and any other plans of the Company or its Affiliates if any) shall not exceed the amount specified in Section 422(d) of the Internal Revenue Code, or any successor provision in effect at the time an ISO becomes exercisable.

(d)	The Option Agreement may contain such other terms, provisions and conditions regarding vesting, repurchase or other similar provisions as may be determined by the Committee and not inconsistent with this Plan. If an option, or any part thereof, is intended to qualify as an ISO, the Option Agreement shall contain those terms and conditions which the Committee determine are necessary to so qualify under Section 422 of the Internal Revenue Code.

(e)	The Committee shall have full power and authority to extend the period of time for which any option granted under the 2000 Option Plan is to remain exercisable following the option holder’s cessation of service as an employee or consultant, including without limitation cessation as a result of death or disability; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

(f)	The Committee shall have full power and authority to effect at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution new options under the Plan covering the same or different numbers of shares of Stock with the same or different exercise prices.

(g)	As a condition to option grants under the Plan, the option holder agrees to grant the Company the repurchase rights as Company may at its option require and as may be set forth in the Option Agreement or a separate repurchase agreement.

(h)	Any option granted under the Plan may be subject to a vesting schedule as provided in the Option Agreement and, except as provided in this Section 6 herein, only the vested portion of such option may be exercised at any time during the Option Period. All rights to exercise any option shall lapse and be of no further effect whatsoever immediately if the option holder’s service as an employee is terminated for “Cause” (as hereinafter defined) or if the option holder voluntarily terminates the option holder’s service as an employee. The unvested portion of the option will lapse and be of no further effect immediately upon any termination of employment of the option holder for any reason. In the remaining cases where the option holder’s service as an employee is terminated or due to death, permanent disability, or is terminated by the Company (or its Affiliates) without Cause at any time, the vested portion of the option will extend for a period of three (3) months following the termination of employment and shall lapse and be of no further force or effect whatsoever only if it is not exercised before the end of such three (3) month period. There shall be “Cause” for termination as set forth in any applicable employment or consulting agreement or, in the absence of such agreement if (i) the option holder is convicted of a felony, (ii) the option holder engages in any fraudulent or other dishonest act to the detriment of the Company, (iii) the option holder fails to report for work on a regular basis, except for periods of authorized absence or bona fide illness, (iv) the option holder misappropriates trade secrets, customer lists or other proprietary information belonging to the Company for the option holder’s own benefit or for the benefit of a competitor, (v) the option holder engages in any willful misconduct designed to harm the Company or its shareholders, or (vi) the option holder fails to perform properly assigned duties with a failure to cure after 20 days notice.

(i)	No fractional shares of Stock shall be issued under the Plan, whether by initial grants or any adjustments to the Plan.

7.	USE OF PROCEEDS

(a)	Cash proceeds realized from the sale of Stock under the Plan shall constitute general funds of the Company.

8.	AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

(a)	The Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable provided that (i) such amendment, suspension or termination complies with all applicable state and federal requirements and requirements of any stock exchange on which the

Stock is then listed, including any applicable requirement that the Plan or an amendment to the Plan be approved by the shareholders. The Plan shall terminate on the earlier of (i) ten (10) years from December 8, 1999 or (ii) the date on which no additional shares of Stock are available for issuance under the Plan.

(b)	No option may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the option holder’s consent, alter or impair any rights or obligations under any option granted under the Plan.

(c)	The Committee, with the consent of affected option holders, shall have the authority to cancel any or all outstanding options under the Plan and grant new options having an exercise price which may be higher or lower than the exercise price of cancelled options.

9.	ASSIGNABILITY OF OPTIONS AND RIGHTS.

(a)	Subject to Subparagraph (b), no option issued under the Plan shall be assignable or transferable by an option holder other than by will or the laws of descent and distribution. An Option awarded to an option holder during such option holder’s lifetime shall be exercisable only by an option holder or his or her guardian or legal representation.

(b)	Notwithstanding Subparagraph (a), in the case of an NSO, an option holder shall be permitted to transfer the Option to the option holder’s spouse, adult lineal descendants, adult spouses of adult lineal descendants and trusts for the benefit of the option holder’s minor or adult lineal descendants (a “Related Transferee”) if the Option Agreement under which the Option is granted so specifies. If the Option is transferred to a Related Transferee pursuant to the preceding sentence, the Related Transferee shall, upon exercise of the Option, hold the Stock subject to all the provisions of the transferor’s Option Agreement in the same manner as the transferor and shall execute and deliver to the Company such instruments as the Company shall require to evidence the same.

10.	PAYMENT UPON EXERCISE.

(a)	Payment of the purchase price upon exercise of any option or right to purchase Stock granted under this Plan shall be made by giving the Company written notice of such exercise, specifying the number of such shares of Stock as to which the option is exercised. Such notice shall be accompanied by payment of an amount equal to the Option Price of such shares of Stock. Such payment may be (i) cash, (ii) by check drawn against sufficient funds, (iii) at the Committee’s discretion, by delivery to the Company of the option holder’s promissory note, (iv) such other consideration as the Committee, in its sole discretion, determines and is consistent with the Plan’s purpose and applicable law, or (v) any combination of the foregoing. Any Stock used to exercise options to purchase Stock (including Stock withheld upon the exercise of an option to pay the purchase price of the shares of Stock as to which the option is exercised) shall be valued in accordance with procedures established by the Committee. Any promissory note used to exercise options to purchase Stock shall be a full recourse, interest-bearing obligation secured by Stock in the Company being purchased and containing such terms as the Committee shall determine. If a promissory note is used to exercise options the option holder agrees to execute such further documents as the Company may deem necessary or appropriate in connection with issuing the promissory note, perfecting a security interest in the stock purchased with the promissory note and any related terms the Company may propose. Such further documents may include, without limitation, a security agreement and an assignment separate from certificate. If accepted by the Committee in its discretion, such consideration also may be paid through a broker-dealer sale and remittance procedure pursuant to which the option holder (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Stock and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Stock plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall provide written directives to the Company to deliver the certificates for the purchased Stock directly to such brokerage firm in order to complete the sale transaction.

11.	WITHHOLDING TAXES.

(a)	Shares of Stock issued hereunder shall be delivered to an option holder only upon payment by such person to the Company of the amount of any withholding tax required by applicable federal, state, local or foreign law. The Company shall not be required to issue any Stock to an option holder until such obligations are satisfied.

(b)	The Committee may, under such terms and conditions as it deems appropriate, authorize an option holder to satisfy withholding tax obligations under this Section 11 by surrendering a portion of any Stock previously issued to the option holder or by electing to have the Company withhold shares of Stock from the Stock to be issued to the option holder, in each case having a fair market value equal to the amount of the withholding tax required to be withheld.

12.	CORPORATE TRANSACTIONS.

(a)	For the purpose of this Section 12, a “Corporate Transaction” shall include any of the following shareholder-approved transactions to which the Company is a party:

(i)	a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company’s incorporation; or

(ii)	the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company.

(b)	Upon the occurrence of a Corporate Transaction, if the surviving corporation or the purchaser, as the case may be, does not assume the obligations of the Company under the Plan, then irrespective of the vesting provisions contained in individual option agreements, all outstanding options shall become immediately exercisable in full and each option holder will be afforded an opportunity to exercise their options prior to the consummation of the merger or sale transaction so that they can participate on a pro rata basis in the transaction based upon the number of shares of Stock purchased by them on exercise of options if they so desire. To the extent that the Plan is unaffected and assumed by the successor corporation or its parent company a Corporate Transaction will have no effect on outstanding options and the options shall continue in effect according to their terms.

(c)	Each outstanding option under this Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder in connection with the consummation of such Corporate Transaction had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under this Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

(d)	The grant of options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

13.	LOANS OR GUARANTEE OF LOANS.

(a)	The Committee may, in its discretion, assist any option holder in the exercise of options granted under this Plan, including the satisfaction of any income and employment tax obligations arising therefrom by (i) authorizing the extension of a loan from the Company to such option holder, (ii) permitting the option holder to pay the exercise price for the Stock in installments over a period of years or (iii) authorizing a guarantee by the Company of a third party loan to the option holder. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) will be upon such terms as the Committee specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans, installment payments and guarantees may be granted with or without security or collateral (other than to option holders who are not employees, in which event the loan must be adequately secured by collateral other than the purchased Stock). However, the maximum credit available to the option holder may not exceed the exercise or purchase price of the acquired shares of Stock plus any Federal and State income and employment tax liability incurred by the option holder in connection with the acquisition of such shares of Stock.

(b)	The Committee may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to foregiveness by the Company in whole or in part upon such terms and conditions as the Committee may deem appropriate.

14.	REGULATORY APPROVALS.

(a)	The obligation of the Company with respect to Stock issued under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies or stock exchanges as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Stock under the Plan until such time as any legal requirements or regulations have been met relating to the issuance of Stock, to their registration or qualification under the Securities Exchange Act of 1934, if applicable, or any applicable state securities laws, or to their listing on any stock exchange at which time such listing may be applicable.

15.	NO EMPLOYMENT/SERVICE RIGHTS.

(a)	Neither the action of the Company in establishing this Plan, nor any action taken by the Board or the Committee hereunder, nor any provision of this Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent, subsidiary or affiliated corporation) for any period of specific duration, and the Company (or any parent, subsidiary or affiliated corporation retaining the services of such individual) may terminate or change the terms of such individual’s employment or service at any time and for any reason, with or without cause.

16.	MARKET STANDOFF.

(a)	In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, a person shall not sell, make any short sales of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares issued pursuant to an Option granted under the Plan without prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters and agreed to by the Company’s officers and directors with respect to their shares; provided, however, that in no event shall such period exceed 180 days. Holders of shares issued pursuant to an Option granted under the Plan shall be subject to the market standoff provisions of this paragraph only if the officers and directors of the Company are also subject to similar arrangements.

(b)	In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock effected as a class without the Company’s receipt of consideration, any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 16, to the same extent the purchased shares are at such time covered by such provisions.

(c)	In order to enforce the limitations of this Section 16, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable standoff period.

17.	MISCELLANEOUS PROVISIONS.

(a)	The provisions of his Plan shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State, without regard to its rules concerning conflicts of law.

(b)	The provisions of this Plan shall insure to the benefit of, and be binding upon, the Company and its successors or assigns, whether by Corporate Transaction or otherwise, and the option holders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

(c)	The option holders shall have no divided rights, voting rights or any other rights as a shareholder with respect to any options under the Plan prior to the issuance of a stock certificate for such Stock.

(d)	With respect to grants to non-U.S. residents, options may be granted hereunder which may vary from the terms of the Plan but which are consistent with the terms hereof to the extent necessary or appropriate to comply with foreign laws including but not limited to tax laws.

APPENDIX A FOR CALIFORNIA RESIDENTS

     This Appendix to the CaminoSoft Corp Stock Option Plan (the “Plan”) shall have application only to Participants who are residents of the State of California. Capitalized terms contained herein shall have the same meaning given to them in the Plan, unless otherwise provided in this Appendix. NOTWITHSTANDING ANY PROVISION CONTAINED IN THE PLAN TO THE CONTRARY AND TO THE EXTENT REQUIRED BY APPLICABLE LAW, THE FOLLOWING TERMS AND CONDITIONS SHALL APPLY TO ALL OPTIONS GRANTED TO RESIDENTS OF THE STATE OF CALIFORNIA, UNTIL SUCH TIME AS THE COMMON STOCK BECOMES A “LISTED SECURITY” UNDER THE SECURITIES ACT:

1.	Nonqualified Stock Options shall have an exercise price that is not less than 85% of the Fair Market Value of the stock at the time the Option is granted, as determined by the Board, except that the exercise price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations.

2.	Options shall have a term of not more than ten years from the date the Option is granted.

3.	Options shall be nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Committee, in its discretion, may permit distribution of an Option to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the trustor (settler), or by gift to “immediate family” as that term is defined in Rule 16a-1(e) of the Exchange Act.

4.	Options shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions such as continued employment. However, in the case of an Option granted to officers, directors or consultants of the Company or any of its affiliates, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or any of its affiliates.

5.	Unless employment is terminated for Cause, the right to exercise an Option in the event of termination of employment, to the extent that the Participant is otherwise entitled to exercise an Option on the date employment terminates, shall be:

a.	at least six months from the date of termination of employment if termination was caused by death or disability;

b.	at least 30 days from the date of termination if termination of employment was caused by other than death or disability; and

c.	but in no event later than the remaining term of the Option.

6.	No Option may be granted to a resident of California more than ten years after the earlier of the date of adoption of the Plan and the date the Plan is approved by the shareholders.

7.	Any Option exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within 123 months before or after the Plan. Such shares shall not be counted in determining whether such approval is obtained.

8.	The Company shall provide annual financial statements of the Company to each California resident holding an outstanding Option under the Plan. Such financial statements need not be audited and need not be issued to key employees whose duties at the Company assure them access to equivalent information.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting and after notification to the Secretary of the Company at the Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and Proxy Statement dated March 31, 2003 and an Annual Report to Shareholders.

Dated:           , 2003

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE	SIGNATURE

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE THOSE PERSONS NAMED IN THIS PROXY TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2003 ANNUAL MEETING.

REVOCABLE PROXY

CAMINOSOFT CORP.

ANNUAL MEETING OF SHAREHOLDERS

May 8, 2003

     The undersigned hereby appoints Walter Kornbluh and Stephen Crosson with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Company Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Hyatt Westlake Plaza, located at 880 S. Westlake Blvd., 5th Floor (Mediterranean Room), Westlake Village, California, on Thursday, May 8, 2003 at 3:00 p.m. P.D.T. as follows:

		VOTE FOR		WITHHELD

1.	The election of directors of all nominees listed below (except as marked to the contrary below.)

	Robert Pearson	[ ]		[ ]
	Walter Kornbluh	[ ]		[ ]
	Norman Baker	[ ]		[ ]
	Steven Spector	[ ]		[ ]
	Robert Degan	[ ]		[ ]

		VOTE FOR	AGAINST	ABSTAIN

2.	The approval of an amendment of the Company’s 2000 Stock Option Plan increasing the number of shares of Common Stock reserved therein from 2,100,000 to 3,500,000	[ ]	[ ]	[ ]

3.	The ratification of the selection of BDO Seidman, LLP as independent auditors for the fiscal year ending September 30, 2003	[ ]	[ ]	[ ]

The Board of Directors recommends a vote “FOR” each of the listed propositions.